THE TARGET PORTFOLIO TRUST

Supplement dated July 25, 2008

To the Statement of Additional Information dated December 31, 2007

The disclosure in the Statement of Additional Information under the section entitled “Disclosure of Portfolio Holdings – Procedures for Release of Portfolio Holdings Information – 1. Traditional External Recipients/Vendors,” is hereby deleted and replaced with the following:

1. Traditional External Recipients/Vendors

•

Full holdings on a daily basis to Investor Responsibility Research Center (IRRC), Institutional Shareholder Services (ISS) and Automatic Data Processing, Inc. (ADP) (proxy voting agents) at the end of each day;

•	Full holdings on a daily basis to ISS (securities class action claims administrator) at the end of each day;
•

Full holdings on a daily basis to a Fund's Subadviser(s), Subadviser(s)' recordkeeping agent, Custodian Bank, sub-custodian (if any) and accounting agents (which includes the Custodian Bank and any other accounting agent that may be appointed) at the end of each day. When a Fund has more than one Subadviser, each Subadviser receives holdings information only with respect to the "sleeve" or segment of the Fund for which the Subadviser has responsibility;

•	Full holdings to a Fund's independent registered public accounting firm as soon as practicable following the Fund's fiscal year-end or on an as-needed basis; and
•	Full holdings to financial printers as soon as practicable following the end of a Fund's quarterly, semi-annual and annual period-ends.

LR00224

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